                                                                      EXHIBIT 32

                                  CERTIFICATION

                  PURSUANT TO 18 UNITED STATES CODE SECTION 1350

     The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2004 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Kenneth P. Manning
                                 ---------------------------------
                                 Name: Kenneth P. Manning
                                 Title: Chairman, President &
                                        Chief Executive Officer
                                 Date: May 7, 2004


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
                                                                      EXHIBIT 32

                                  CERTIFICATION

                  PURSUANT TO 18 UNITED STATES CODE SECTION 1350

     The undersigned hereby certifies that the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2004 of Sensient Technologies Corporation (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Richard F. Hobbs
                                 ---------------------------------
                                 Name: Richard F. Hobbs
                                 Title: Vice President, Chief Financial Officer
                                         & Treasurer
                                 Date: May 7, 2004


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